Exhibit 10.2
June 27, 2008
Mr. Jack Silver, Trustee
Sherleigh Associates Inc. Profit Sharing Plan
80 Columbus Circle PH 76A
New York, NY 10023
Dear Mr. Silver:
This letter agreement between Sherleigh Associates Inc. Profit Sharing Plan (the “Warrantholder”) and ChinaCast Education Corporation (the “Company”) sets forth the understanding between the parties in connection with the exercise by the Warrantholder of 365,282 warrants (the “Warrants”) currently held by the Warrantholder.
Pursuant to Section 3.1 of the Warrant Agreement dated on or about March 17, 2004 (the “Warrant Agreement”), the Company hereby agrees to reduce the Warrant Price (as defined in the Warrant Agreement) for the Warrantholder from $5.00 per share to $4.25 per share. In connection with this reduction of the Warrant Price, the Warrantholder hereby elects to exercise all of the Warrants, and to purchase the shares of common stock issuable upon the exercise of such Warrants (the “Common Stock”). Such exercise shall occur when the Company receives a minimum of an aggregate of thirteen million ($13,000,000) dollars from the exercise of Warrants from all Warrantholders exercising pursuant to the reduced Warrant Price.
Further, pursuant to Section 3.3.1 of the Warrant Agreement, in connection with the exercise of the Warrants, upon exercise hereof, the Warrantholder shall execute the attached Subscription Form and submit it to the Warrant Agent and shall pay, in full to the Company, the Warrant Price, as hereby reduced, in cash, certified check or wire transfer, for each share of Common Stock as to which the Warrant is exercised.
In further consideration for the Warrantholder exercising the Warrants in full and in consideration for the current market price of the Warrants, upon such exercise and payment in full of the Warrant Price, the Company hereby agrees to issue to the Warrantholder 55,867 shares of restricted stock (the “Shares”), which was determined by the following formula:
Warrants exercised by the Warrantholder x 0.65
$4.25
The Warrantholder represents that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D (“Reg. D”) promulgated under the Securities Act of 1933, as amended (the “Act”). The Warrantholder represents that the Shares are purchased for its own account, for investment and not for distribution except pursuant to an effective registration statement or a transfer exempt from registration under the Act..

The Warrantholder consents to the placement of a legend on any certificate or other document evidencing the Shares stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof. Each certificate evidencing the Shares shall bear the legends set forth below, or legends substantially equivalent thereto, together with any other legends that may be required by federal or state securities laws at the time of the issuance of the Shares:
THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL (I) REGISTERED UNDER THE ACT OR (II) (A) THE ISSUER OF THE SHARES (THE “ISSUER”) HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT AND (B) THE TRANSFEREE IS ACCEPTABLE TO THE ISSUER
Unless otherwise set forth herein, all terms shall have the meaning ascribed to them in the Warrant Agreement.
Except as expressly set forth in this letter agreement, all of the terms of the Warrant Agreement shall remain unchanged and in full force and effect.
The parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the internal laws of the State of New York.
This letter agreement may be signed in counterparts, which may be delivered by facsimile or other electronic transmission (which delivery shall not affect the validity of such counterparts).
Very truly yours,
CHINACAST EDUCATION CORPORATION

By:	/s/ Ron Cahn
Name:	Ron Chan
Title:	CEO
Accepted and agreed to as of the date first above written:
SHERLEIGH ASSOCIATES INC. PROFIT SHARING PLAN

By:	/s/ Jack Silver
Name:	Jack Silver
Title:	Trustee

SUBSCRIPTION FORM
To Be Executed by the Registered Holder in Order to Exercise Warrants
The undersigned Registered Holder irrevocably elects to exercise _____________ Warrants represented by this Warrant Certificate, and to purchase the shares of Common Stock issuable upon the exercise of such Warrants, and requests that Certificates for such shares shall be issued in the name of

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to

(PLEASE PRINT OR TYPE NAME AND ADDRESS)

and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below:

Dated:

(SIGNATURE)

(ADDRESS)

(TAX IDENTIFICATION NUMBER)

June 27, 2008
Mr. Jack Silver, Trustee
Sherleigh Associates Inc. Defined Benefit Pension Plan
80 Columbus Circle PH 76A
New York, NY 10023
Dear Mr. Silver:
This letter agreement between Sherleigh Associates Inc. Defined Benefit Pension Plan (the “Warrantholder”) and ChinaCast Education Corporation (the “Company”) sets forth the understanding between the parties in connection with the exercise by the Warrantholder of 46,600 warrants (the “Warrants”) currently held by the Warrantholder.
Pursuant to Section 3.1 of the Warrant Agreement dated on or about March 17, 2004 (the “Warrant Agreement”), the Company hereby agrees to reduce the Warrant Price (as defined in the Warrant Agreement) for the Warrantholder from $5.00 per share to $4.25 per share. In connection with this reduction of the Warrant Price, the Warrantholder hereby elects to exercise all of the Warrants, and to purchase the shares of common stock issuable upon the exercise of such Warrants (the “Common Stock”). Such exercise shall occur when the Company receives a minimum of an aggregate of thirteen million ($13,000,000) dollars from the exercise of Warrants from all Warrantholders exercising pursuant to the reduced Warrant Price.
Further, pursuant to Section 3.3.1 of the Warrant Agreement, in connection with the exercise of the Warrants, upon exercise hereof, the Warrantholder shall execute the attached Subscription Form and submit it to the Warrant Agent and shall pay, in full to the Company, the Warrant Price, as hereby reduced, in cash, certified check or wire transfer, for each share of Common Stock as to which the Warrant is exercised.
In further consideration for the Warrantholder exercising the Warrants in full and in consideration for the current market price of the Warrants, upon such exercise and payment in full of the Warrant Price, the Company hereby agrees to issue to the Warrantholder 7,127 shares of restricted stock (the “Shares”), which was determined by the following formula:
Warrants exercised by the Warrantholder x 0.65
$4.25
The Warrantholder represents that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D (“Reg. D”) promulgated under the Securities Act of 1933, as amended (the “Act”). The Warrantholder represents that the Shares are purchased for its own account, for investment and not for distribution except pursuant to an effective registration statement or a transfer exempt from registration under the Act..

The Warrantholder consents to the placement of a legend on any certificate or other document evidencing the Shares stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof. Each certificate evidencing the Shares shall bear the legends set forth below, or legends substantially equivalent thereto, together with any other legends that may be required by federal or state securities laws at the time of the issuance of the Shares:
THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL (I) REGISTERED UNDER THE ACT OR (II) (A) THE ISSUER OF THE SHARES (THE “ISSUER”) HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT AND (B) THE TRANSFEREE IS ACCEPTABLE TO THE ISSUER
Unless otherwise set forth herein, all terms shall have the meaning ascribed to them in the Warrant Agreement.
Except as expressly set forth in this letter agreement, all of the terms of the Warrant Agreement shall remain unchanged and in full force and effect.
The parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the internal laws of the State of New York.
This letter agreement may be signed in counterparts, which may be delivered by facsimile or other electronic transmission (which delivery shall not affect the validity of such counterparts).
Very truly yours,

CHINACAST EDUCATION CORPORATION
By:	/s/ Ron Cahn
Name:	Ron Chan
Title:	CEO

Accepted and agreed to as of the date first above written:

SHERLEIGH ASSOCIATES INC. DEFINED BENEFIT PENSION PLAN
By:	/s/ Jack Silver
Name:	Jack Silver
Title:	Trustee

SUBSCRIPTION FORM
To Be Executed by the Registered Holder in Order to Exercise Warrants
The undersigned Registered Holder irrevocably elects to exercise _____________ Warrants represented by this Warrant Certificate, and to purchase the shares of Common Stock issuable upon the exercise of such Warrants, and requests that Certificates for such shares shall be issued in the name of

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to

(PLEASE PRINT OR TYPE NAME AND ADDRESS)

and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below:

Dated:

(SIGNATURE)

(ADDRESS)

(TAX IDENTIFICATION NUMBER)